UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

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Date of Report (Date of earliest event reported): December 19, 2017

Pershing Gold Corporation

(exact name of registrant as specified in its charter)

Nevada	001-37481	26-0657736
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1658 Cole Boulevard Building 6 - Suite 210 Lakewood, Colorado	80401
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (720) 974-7248

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders

Pershing Gold Corporation (the “Company”) held its 2017 Annual Meeting of Stockholders (the “Meeting”) on December 20, 2017 in Denver, Colorado. Of the 31,127,481 shares entitled to vote as of the record date, 21,027,027 shares (67.55%) were present or represented by proxy at the Meeting. The Company’s stockholders approved all of the nominees and proposals. Specifically, the Company’s stockholders (i) approved the election of Stephen Alfers, Barry Honig, Edward Karr, Alex Morrison, and Pamela Saxton as directors of the Company, each to hold office until the next annual meeting of the Company’s stockholders and until their successors are elected and qualified, and (ii) ratified the appointment of KBL, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017.

The results of the voting on the matters submitted to the stockholders were as follows:

1.	Election of five directors:

Name	Votes For	Votes Withheld	Broker Non-Votes
Stephen Alfers	12,737,369	292,351	7,997,307
Barry Honig	12,872, 061	157,659	7,997,307
Edward Karr	12,893,013	136,707	7,997,307
Alex Morrison	12,891,784	137,936	7,997,307
Pamela Saxton	12,897,067	132,653	7,997,307

2.	Ratification of the appointment of KBL, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017:

Votes For	Votes Against	Abstentions
20,828,518	130,094	68,415

Item 8.01 Other Events.

On December 19, 2017, the Company issued a press release announcing the closing of its previously announced (i) underwritten public offering of 2,794,500 shares of the Company’s common stock at a price to the public of $2.80 which includes warrants to purchase up to 1,117,800 shares of its common stock and full exercise of the underwriters’ over-allotment option, and (ii) private placement of 2,347,236 shares of the Company’s common stock and warrants to purchase 938,891 shares at the same price as the public offering (with the exception of one director, who purchased shares and warrants at a higher price in compliance with Nasdaq rules).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 26, 2017

PERSHING GOLD CORPORATION

By:	/s/ Eric Alexander
Eric Alexander
Vice President Finance and Controller